Rule 497(d)
                                     FT 320

                 Supplement to the Prospectus dated May 25, 1999

         Notwithstanding anything to the contrary in the Prospectus, three of the closed-end funds in the portfolio, Morgan Stanley Dean Witter High Income Advantage Trust, Morgan Stanley Dean Witter High Income Advantage Trust II, and Morgan Stanley Dean Witter High Income Advantage Trust III, were merged into the Morgan Stanley High Yield Securities Fund, an open-end fund, on December 16, 2002. All shares of the Morgan Stanley High Yield Securities Fund have been removed from the portfolio for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.




February 18, 2003